Investments Accounted for by the Equity Method and Variable Interest Entities	12 Months Ended
Dec. 31, 2019
Equity Method Investments and Joint Ventures [Abstract]
Investments Accounted for by the Equity Method and Variable Interest Entities	Investments Accounted for by the Equity Method and Variable Interest Entities
Entities that are not Consolidated
NRG accounts for the Company's significant investments using the equity method of accounting. NRG's carrying value of equity investments can be impacted by a number of elements including impairments, unrealized gains and losses on derivatives and movements in foreign currency exchange rates.
The following table summarizes NRG's equity method investments as of December 31, 2019:

(In millions, except percentages)
Name	Economic Interest	Investment Balance
Agua Caliente	35.0%	213
Gladstone	37.5%	124
Ivanpah Master Holdings, LLC	54.5%	20
Watson Cogeneration Company	49.0%	15
Midway-Sunset Cogeneration Company	50.0%	9
Other(a)	Various	7
Total equity investments in affiliates		$388

(a) Refer to Note 11, Asset Impairments, for discussion of NRG's investment in Petra Nova Parish Holdings, LLC

	As of December 31,
(In millions)	2019	2018
Undistributed earnings from equity investments	$42	$34
PG&E Bankruptcy — The Agua Caliente project and two of the three Ivanpah units are party to PPAs with PG&E. Both projects have project financing with the U.S. DOE. On January 29, 2019, PG&E Corp. and subsidiary utility PG&E filed for Chapter 11 bankruptcy protection. As part of their filing, PG&E asked the Bankruptcy Court to confirm exclusive jurisdiction over their "rights to reject" PPAs or other contracts regulated by FERC. As a result of the bankruptcy filing, the Agua Caliente and Ivanpah projects have issued notices of events of default under their respective loan agreements. The Ivanpah project signed a forbearance agreement with the Department of Energy on October 25, 2019. The Company's subsidiaries are working with their partners on the projects and the loan counterparties.
On September 9, 2019, PG&E filed a plan of reorganization that would assume all power purchase agreements, including those held by the Agua Caliente project and the two Ivanpah units. On January 22, 2020 the noteholders agreed to support the PG&E plan, which will continue to provide for assumption of all power purchase agreements. The plan was subsequently amended, and a hearing before the Bankruptcy Court to consider whether the PG&E plan will be approved and confirmed is currently expected to occur on May 27, 2020. NRG's maximum exposure to loss is limited to its equity investment, which was $213 million for Agua Caliente and $20 million for Ivanpah as of December 31, 2019. See Note 13, Debt and Finance Leases for further discussion on Agua Caliente.
Variable Interest Entities
NRG accounts for its interests in certain entities that are considered VIEs under ASC 810, Consolidation, for which NRG is not the primary beneficiary, under the equity method.
Through its consolidated subsidiary, NRG Solar Ivanpah LLC, NRG owns a 54.5% interest in Ivanpah Master Holdings, LLC, or Ivanpah, the owner of three solar electric generating projects located in the Mojave Desert with a total capacity of 393 MW. NRG considers this investment a VIE under ASC 810 and NRG is not considered the primary beneficiary. The Company accounts for its interest under the equity method of accounting.
The Ivanpah solar electric generating projects were funded in large part by loans guaranteed by the U.S. DOE and equity from the projects' partners. During the first quarter of 2018, all interested parties sought a restructuring of Ivanpah's debt in order to avoid a potential event of default with respect to the loans in connection with several recent events. Ensuing negotiations culminated in a settlement during the second quarter of 2018 between the parties which resulted in certain transactions, including the release of reserves totaling $95 million to fund equity distributions to the partners, which reduced the equity at risk, and the prepayment of certain of the debt balance outstanding, and the amendment of certain of Ivanpah's governing documents. The equity distributions and prepayment of debt were funded by the agreed upon release of reserve funds. These events were considered to be a reconsideration event in accordance with ASC 810. As a result, NRG determined that it is not the primary beneficiary and deconsolidated Ivanpah. NRG recognized a loss of $22 million on the deconsolidation and subsequent recognition of Ivanpah as an equity method investment. The deconsolidation of Ivanpah reduced the Company's assets by approximately $1.3 billion, which was primarily property, plant and equipment, and reduced the Company's liabilities by $1.2 billion, which was primarily long-term debt.
Other Equity Investments
Gladstone — Through a joint venture, NRG owns a 37.5% interest in Gladstone, a 1,613 MW coal-fueled power generation facility in Queensland, Australia. The power generation facility is managed by the joint venture participants and the facility is operated by NRG. Operating expenses incurred in connection with the operation of the facility are funded by each of the participants in proportion to their ownership interests. Coal is sourced from local mines in Queensland. NRG and the joint venture participants receive their respective share of revenues directly from the off takers in proportion to the ownership interests in the joint venture. Power generated by the facility is primarily sold to an adjacent aluminum smelter, with excess power sold to the Queensland Government-owned utility under long-term supply contracts. NRG's investment in Gladstone was $124 million as of December 31, 2019.
Entities that are Consolidated
The Company has a controlling financial interest in certain entities which have been identified as VIEs under ASC 810. These arrangements are related to tax equity arrangements entered into with third-parties in order to finance the cost of solar energy systems under operating leases eligible for certain tax credits as further described in Note 2, Summary of Significant Accounting Policies.
The summarized financial information for the Company's consolidated VIEs consisted of the following:

(In millions)	December 31, 2019	December 31, 2018
Current assets	$3	$3
Net property, plant and equipment	71	76
Other long-term assets	27	28
Total assets	101	107
Current liabilities	4	2
Long-term debt	24	29
Other long-term liabilities	8	7
Total liabilities	36	38
Redeemable noncontrolling interests	20	19
Net assets less noncontrolling interests	$45	$50